Calculation of Filing Fee Tables
S-3
SmartStop Self Storage REIT, Inc.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Common Stock, par value $0.001 per share	457(r)				0.0001381
Fees to be Paid	2	Equity	Preferred Stock, par value $0.001 per share	457(r)				0.0001381
Fees to be Paid	3	Equity	Depositary Shares	457(r)				0.0001381
Fees to be Paid	4	Other	Purchase Contracts	457(r)				0.0001381
Fees to be Paid	5	Other	Warrants	457(r)				0.0001381
Fees to be Paid	6	Other	Rights	457(r)				0.0001381
Fees to be Paid	7	Other	Units	457(r)				0.0001381
Fees to be Paid	8	Debt	Debt Securities	457(r)				0.0001381
Fees to be Paid	9	Debt	Guarantees of Debt Securities of SmartStop OP, L.P.	457(r)				0.0001381
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 0.00		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	(1) There are being registered hereunder, an indeterminate number or amount, as the case may be, of common stock, preferred stock, depositary shares, purchase contracts, warrants, rights, units, debt securities, and guarantees of debt securities, as may be offered by SmartStop Self Storage REIT, Inc. from time to time, and an indeterminate number or amount, as the case may be, of debt securities and guarantees of debt securities, as may be offered by SmartStop OP, L.P. from time to time. The securities included hereunder may be sold separately or as units with other securities registered hereunder. The securities included hereunder also include an indeterminate number of securities as may be issued upon conversion of or exchange for preferred stock or debt securities that provide for conversion or exchange, upon exercise of warrants, or pursuant to the anti-dilution provisions of any of such securities. In addition, pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued in connection with any stock splits, stock dividends or similar transactions. Includes rights to acquire common stock or preferred stock of the Company under any stockholder rights plan then in effect, if applicable under the terms of any such plan. (2) The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrants in connection with the issuance by the registrants of the securities covered by this registration statement and is not specified as to each class of security pursuant to Instruction 2.A.ii.b to Item 16(b) of Form S-3 under the Securities Act. (3) Deferred in reliance upon Rules 456(b) and 457(r) under the Securities Act.

[2]	(1) There are being registered hereunder, an indeterminate number or amount, as the case may be, of common stock, preferred stock, depositary shares, purchase contracts, warrants, rights, units, debt securities, and guarantees of debt securities, as may be offered by SmartStop Self Storage REIT, Inc. from time to time, and an indeterminate number or amount, as the case may be, of debt securities and guarantees of debt securities, as may be offered by SmartStop OP, L.P. from time to time. The securities included hereunder may be sold separately or as units with other securities registered hereunder. The securities included hereunder also include an indeterminate number of securities as may be issued upon conversion of or exchange for preferred stock or debt securities that provide for conversion or exchange, upon exercise of warrants, or pursuant to the anti-dilution provisions of any of such securities. In addition, pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued in connection with any stock splits, stock dividends or similar transactions. Includes rights to acquire common stock or preferred stock of the Company under any stockholder rights plan then in effect, if applicable under the terms of any such plan. (2) The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrants in connection with the issuance by the registrants of the securities covered by this registration statement and is not specified as to each class of security pursuant to Instruction 2.A.ii.b to Item 16(b) of Form S-3 under the Securities Act. (3) Deferred in reliance upon Rules 456(b) and 457(r) under the Securities Act.

[3]	(1) There are being registered hereunder, an indeterminate number or amount, as the case may be, of common stock, preferred stock, depositary shares, purchase contracts, warrants, rights, units, debt securities, and guarantees of debt securities, as may be offered by SmartStop Self Storage REIT, Inc. from time to time, and an indeterminate number or amount, as the case may be, of debt securities and guarantees of debt securities, as may be offered by SmartStop OP, L.P. from time to time. The securities included hereunder may be sold separately or as units with other securities registered hereunder. The securities included hereunder also include an indeterminate number of securities as may be issued upon conversion of or exchange for preferred stock or debt securities that provide for conversion or exchange, upon exercise of warrants, or pursuant to the anti-dilution provisions of any of such securities. In addition, pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued in connection with any stock splits, stock dividends or similar transactions. Includes rights to acquire common stock or preferred stock of the Company under any stockholder rights plan then in effect, if applicable under the terms of any such plan. (2) The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrants in connection with the issuance by the registrants of the securities covered by this registration statement and is not specified as to each class of security pursuant to Instruction 2.A.ii.b to Item 16(b) of Form S-3 under the Securities Act. (3) Deferred in reliance upon Rules 456(b) and 457(r) under the Securities Act.

[4]	(1) There are being registered hereunder, an indeterminate number or amount, as the case may be, of common stock, preferred stock, depositary shares, purchase contracts, warrants, rights, units, debt securities, and guarantees of debt securities, as may be offered by SmartStop Self Storage REIT, Inc. from time to time, and an indeterminate number or amount, as the case may be, of debt securities and guarantees of debt securities, as may be offered by SmartStop OP, L.P. from time to time. The securities included hereunder may be sold separately or as units with other securities registered hereunder. The securities included hereunder also include an indeterminate number of securities as may be issued upon conversion of or exchange for preferred stock or debt securities that provide for conversion or exchange, upon exercise of warrants, or pursuant to the anti-dilution provisions of any of such securities. In addition, pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued in connection with any stock splits, stock dividends or similar transactions. Includes rights to acquire common stock or preferred stock of the Company under any stockholder rights plan then in effect, if applicable under the terms of any such plan. (2) The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrants in connection with the issuance by the registrants of the securities covered by this registration statement and is not specified as to each class of security pursuant to Instruction 2.A.ii.b to Item 16(b) of Form S-3 under the Securities Act. (3) Deferred in reliance upon Rules 456(b) and 457(r) under the Securities Act.

[5]	(1) There are being registered hereunder, an indeterminate number or amount, as the case may be, of common stock, preferred stock, depositary shares, purchase contracts, warrants, rights, units, debt securities, and guarantees of debt securities, as may be offered by SmartStop Self Storage REIT, Inc. from time to time, and an indeterminate number or amount, as the case may be, of debt securities and guarantees of debt securities, as may be offered by SmartStop OP, L.P. from time to time. The securities included hereunder may be sold separately or as units with other securities registered hereunder. The securities included hereunder also include an indeterminate number of securities as may be issued upon conversion of or exchange for preferred stock or debt securities that provide for conversion or exchange, upon exercise of warrants, or pursuant to the anti-dilution provisions of any of such securities. In addition, pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued in connection with any stock splits, stock dividends or similar transactions. Includes rights to acquire common stock or preferred stock of the Company under any stockholder rights plan then in effect, if applicable under the terms of any such plan. (2) The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrants in connection with the issuance by the registrants of the securities covered by this registration statement and is not specified as to each class of security pursuant to Instruction 2.A.ii.b to Item 16(b) of Form S-3 under the Securities Act. (3) Deferred in reliance upon Rules 456(b) and 457(r) under the Securities Act.

[6]	(1) There are being registered hereunder, an indeterminate number or amount, as the case may be, of common stock, preferred stock, depositary shares, purchase contracts, warrants, rights, units, debt securities, and guarantees of debt securities, as may be offered by SmartStop Self Storage REIT, Inc. from time to time, and an indeterminate number or amount, as the case may be, of debt securities and guarantees of debt securities, as may be offered by SmartStop OP, L.P. from time to time. The securities included hereunder may be sold separately or as units with other securities registered hereunder. The securities included hereunder also include an indeterminate number of securities as may be issued upon conversion of or exchange for preferred stock or debt securities that provide for conversion or exchange, upon exercise of warrants, or pursuant to the anti-dilution provisions of any of such securities. In addition, pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued in connection with any stock splits, stock dividends or similar transactions. Includes rights to acquire common stock or preferred stock of the Company under any stockholder rights plan then in effect, if applicable under the terms of any such plan. (2) The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrants in connection with the issuance by the registrants of the securities covered by this registration statement and is not specified as to each class of security pursuant to Instruction 2.A.ii.b to Item 16(b) of Form S-3 under the Securities Act. (3) Deferred in reliance upon Rules 456(b) and 457(r) under the Securities Act.

[7]	(1) There are being registered hereunder, an indeterminate number or amount, as the case may be, of common stock, preferred stock, depositary shares, purchase contracts, warrants, rights, units, debt securities, and guarantees of debt securities, as may be offered by SmartStop Self Storage REIT, Inc. from time to time, and an indeterminate number or amount, as the case may be, of debt securities and guarantees of debt securities, as may be offered by SmartStop OP, L.P. from time to time. The securities included hereunder may be sold separately or as units with other securities registered hereunder. The securities included hereunder also include an indeterminate number of securities as may be issued upon conversion of or exchange for preferred stock or debt securities that provide for conversion or exchange, upon exercise of warrants, or pursuant to the anti-dilution provisions of any of such securities. In addition, pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued in connection with any stock splits, stock dividends or similar transactions. Includes rights to acquire common stock or preferred stock of the Company under any stockholder rights plan then in effect, if applicable under the terms of any such plan. (2) The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrants in connection with the issuance by the registrants of the securities covered by this registration statement and is not specified as to each class of security pursuant to Instruction 2.A.ii.b to Item 16(b) of Form S-3 under the Securities Act. (3) Deferred in reliance upon Rules 456(b) and 457(r) under the Securities Act.

[8]	(1) There are being registered hereunder, an indeterminate number or amount, as the case may be, of common stock, preferred stock, depositary shares, purchase contracts, warrants, rights, units, debt securities, and guarantees of debt securities, as may be offered by SmartStop Self Storage REIT, Inc. from time to time, and an indeterminate number or amount, as the case may be, of debt securities and guarantees of debt securities, as may be offered by SmartStop OP, L.P. from time to time. The securities included hereunder may be sold separately or as units with other securities registered hereunder. The securities included hereunder also include an indeterminate number of securities as may be issued upon conversion of or exchange for preferred stock or debt securities that provide for conversion or exchange, upon exercise of warrants, or pursuant to the anti-dilution provisions of any of such securities. In addition, pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued in connection with any stock splits, stock dividends or similar transactions. Includes rights to acquire common stock or preferred stock of the Company under any stockholder rights plan then in effect, if applicable under the terms of any such plan. (2) The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrants in connection with the issuance by the registrants of the securities covered by this registration statement and is not specified as to each class of security pursuant to Instruction 2.A.ii.b to Item 16(b) of Form S-3 under the Securities Act. (3) Deferred in reliance upon Rules 456(b) and 457(r) under the Securities Act.

[9]	(1) There are being registered hereunder, an indeterminate number or amount, as the case may be, of common stock, preferred stock, depositary shares, purchase contracts, warrants, rights, units, debt securities, and guarantees of debt securities, as may be offered by SmartStop Self Storage REIT, Inc. from time to time, and an indeterminate number or amount, as the case may be, of debt securities and guarantees of debt securities, as may be offered by SmartStop OP, L.P. from time to time. The securities included hereunder may be sold separately or as units with other securities registered hereunder. The securities included hereunder also include an indeterminate number of securities as may be issued upon conversion of or exchange for preferred stock or debt securities that provide for conversion or exchange, upon exercise of warrants, or pursuant to the anti-dilution provisions of any of such securities. In addition, pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued in connection with any stock splits, stock dividends or similar transactions. Includes rights to acquire common stock or preferred stock of the Company under any stockholder rights plan then in effect, if applicable under the terms of any such plan. (2) The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrants in connection with the issuance by the registrants of the securities covered by this registration statement and is not specified as to each class of security pursuant to Instruction 2.A.ii.b to Item 16(b) of Form S-3 under the Securities Act. (3) Deferred in reliance upon Rules 456(b) and 457(r) under the Securities Act. (4) The debt securities that will be issued by SmartStop OP, L.P. may be accompanied by guarantees issued by SmartStop Self Storage REIT, Inc., and the debt securities that will be issued by SmartStop Self Storage REIT, Inc. may be accompanied by guarantees issued by SmartStop OP, L.P. No separate consideration will be received for such guarantees. In accordance with Rule 457(n), no separate fee is payable with respect to the guarantees of the debt securities being registered.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Table 3: Combined Prospectuses	☑Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A